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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2003 (January 8, 2003)

UNITED STATIONERS INC.
(Exact name of Registrant as specified in charter)

Delaware	0-10653	36-3141189
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

UNITED STATIONERS SUPPLY CO.
(Exact name of Registrant as specified in charter)

Illinois	33-59811	36-2431718
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
2200 East Golf Road Des Plaines, Illinois		60016-1267
(Address of Principal Executive Offices)		(Zip Code)

Registrants' telephone number, including area code: (847) 699-5000

United Stationers Inc. and United Stationers Supply Co.

Item 5. Other Events

        On January 8, 2003, United Stationers Inc. reported preliminary results for the fourth quarter ended December 31, 2002. The preliminary results are subject to the closing of United's financial records and completion of the 2002 annual audit. The Company also announced the approval of a restructuring plan by its Board of Directors. Attached, as Exhibit 99.1, is a copy of the company's news release dated January 8, 2003.

Item 7. Exhibits

        Exhibit 99.1    News release issued by the company on January 8, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATIONERS INC. UNITED STATIONERS SUPPLY CO. (Registrants)
Dated: January 9, 2002	By:	/s/ KATHLEEN S. DVORAK Kathleen S. Dvorak Senior Vice President and Chief Financial Officer

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  Item 5. Other Events
  Item 7. Exhibits
SIGNATURE